Other Income (Expense)	12 Months Ended
Dec. 31, 2012
Other Income And Expenses [Abstract]
Other Income (Expense)

NOTE 6 — Other Income (Expense)

Other income consisted of the following (in millions):

	Years Ended December 31,
	2012	2011	2010
Gain on sale of products	$88.7	$—	$—
Gain on sale of investments	28.8	0.8	25.6
Gain on sale of divested products	24.0	—	—
Loss on foreign exchange derivative	(70.4)	—	—
Bridge loan expenses	(37.1)	—	—
Earnings (losses) on equity method investments	1.3	(4.5)	1.6
Other income (expense)	$3.2	$3.2	$0.5

	$38.5	$(0.5)	$27.7

Gain on Sale of Products

On October 29, 2012, the Company sold its Rugby over-the-counter (“OTC”) pharmaceutical products and trademarks to The Harvard Drug Group, L.L.C. (“Harvard”) for $116.6 million. Under the terms of the agreement, Harvard acquired the Rugby trademark and all rights to market, sell and distribute OTC products and nicotine gum products sold under the trademark. The Company retains all rights to manufacture, sell and distribute all store-branded OTC and nicotine gum products, as well as other non-Rugby OTC products in its portfolio. Actavis retains ownership of its nicotine gum Abbreviated New Drug Applications (ANDAs) as well as nicotine gum manufacturing facilities. Also as part of the transaction, Actavis and Harvard entered into a supply and license agreement under which Actavis will manufacture and supply nicotine gum products sold in the Rugby and Major labels. Major is Harvard’s existing private label brand. The Company recorded a gain of $88.7 million in other income (expense), in the fourth quarter of 2012.

Gain on Sale of Investments

On October 22, 2012, the Company sold its investment in Moksha8 for $46.6 million. Simultaneously, Actavis expanded its ongoing sales and marketing collaboration with Moksha8 by granting a license to Moksha8 for five new branded generic products to be developed for the Brazil and Mexico markets in exchange for defined milestones and sales royalties. Actavis will continue to retain generic marketing rights in each market for all products licensed to Moksha8. The Company recorded a gain of $28.8 million in other income (expense) in the fourth quarter of 2012.

Gain on Sale of Divested Products

In order to obtain regulatory approval under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, in connection with the Actavis Group acquisition, Actavis was required to divest certain assets. On October 31, 2012, these products were sold to Par Pharmaceuticals Companies, Inc. and Sandoz, Inc., which resulted in a gain of $24.0 million in the fourth quarter of 2012.

Other Income (loss)

Included in other income (loss) for the year ended December 31, 2012 is approximately $70.4 million of realized losses for the derivative instruments entered into to mitigate the exposure resulting from movements of the U.S. dollar against the Euro in connection with the purchase of the Actavis Group and approximately $37.1 million for the expenses of the bridge loan entered into to fund the purchase of the Actavis Group.